UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2026
Illumina, Inc.
(Exact name of registrant as specified in its charter)

001-35406
(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)

(858) 202-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 8.01 Other Events.

Effective August 21, 2025, Illumina, Inc. (the “Company”) entered into a Release Agreement with the plaintiffs and all named defendants reflecting the terms of the settlement of the litigation captioned Icahn Partners LP, et al., v. Francis DeSouza, et al., C.A. No. 2023-1045-PAF (the “Action”) in the Court of Chancery of the State of Delaware (the “Court”), relating to the Company’s acquisition of GRAIL, Inc. The Defendants Francis deSouza, John Thompson, Frances Arnold, Caroline Dorsa, Robert Epstein, Scott Gottlieb, Gary Guthart, Philip Schiller and Susan Siegel (the “Defendants”) continue to deny each and all of the claims and contentions alleged by plaintiffs in the litigation and expressly deny any fault, wrongdoing or liability. The Release Agreement provides that, in exchange for mutual releases but no payment by any party, this Action shall be dismissed with prejudice as to the Plaintiffs only and without prejudice to any other Illumina stockholders. The Defendants and the Company agreed to the settlement solely to avoid the burden, expense and uncertainty of further litigation. Since the litigation is brought on behalf of the Company, the Company is named as a “Nominal Defendant”.

The litigation was settled and the parties seek to dismiss the Action, subject to the approval of the Court. The Court will hold a hearing on the proposed dismissal on November 2, 2026, at 1:30 p.m. Eastern time. A copy of the Notice of Pendency of the Action, Proposed Dismissal of the Action, and Dismissal Hearing is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Notice of Pendency of the Action, Proposed Dismissal of the Action, and Dismissal Hearing
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	August 7, 2026	By:	/s/ JULIE COLETTI
		Name:	Julie Coletti
		Title:	Chief Legal Officer

Exhibit Index

Exhibit Number	Description
99.1	Notice of Pendency of the Action, Proposed Dismissal of the Action, and Dismissal Hearing
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)